UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2021

1-800-FLOWERS.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26841	11-3117311
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Old Country Road, Suite 500, Carle Place, New York 11514
(Address of Principal Executive Offices, and Zip Code)

(516) 237-6000
Registrant’s Telephone Number, Including Area Code

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLWS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of a Director

On April 22, 2021, the Board of Directors (the "Board") of 1-800-FLOWERS.COM, INC. (the "Company") resolved to increase the size of the Board from 11 to 12 directors in accordance with its Amended and Restated By-Laws (as amended).  Also on April 22, 2021, the Board appointed Dina Colombo as a director of the Company for the term expiring at the Company’s 2021 Annual Shareholders' Meeting and appointed Ms. Colombo to the Audit Committee of the Board.

Ms. Colombo, age 51, is the Chief Operating Officer and Chief Financial Officer of GreyLion Capital, LP (“GreyLion Capital”), a private equity firm that focuses on investing in high-growth businesses in the lower middle market. Prior to joining GreyLion Capital, Ms. Colombo was the Chief Financial Officer & Managing Director of CCMP Capital Advisors.

Previously, Ms. Colombo held a variety of responsibilities at JPMorgan Partners, including investor reporting, investment structuring, portfolio management, financial control, and valuation. Ms. Colombo began her career with PricewaterhouseCoopers LLP where she worked in Consumer Markets & Real Estate Business Assurance practices.  Ms. Colombo received a B.B.A. from Hofstra University in Accounting.

In connection with her appointment, Ms. Colombo was granted the same compensation as the other non-employee directors.  As such, she is entitled to receive (i) an annual retainer of $30,000 and (ii) an annual restricted stock award of the Company’s Class A Common Stock equal to the value of $45,000, in each case prorated as a result of Ms. Colombo joining the Board following the Annual Shareholders' Meeting in the current fiscal year.

There are no arrangements or understandings between Ms. Colombo and any other person, pursuant to which Ms. Colombo was appointed to the Board. Further, there are no transactions involving Ms. Colombo that requires disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 26, 2021

1-800-FLOWERS.COM, Inc.

By: /s/ William E. Shea
William E. Shea
Senior Vice President, Treasurer
and Chief Financial Officer